SHARE CLASS & TICKER	Institutional Shares – AQLGX

Alta Quality Growth Fund Summary Prospectus July 1, 2024

Before You Invest

Before you invest, you may want to review the Alta Quality Growth Fund’s (the “Alta Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.guardiancapitalfunds.com. You can also get this information at no cost by calling 1-800-957-0681 or by sending an e-mail request to Fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated July 1, 2024.

Investment Objective

The investment objective of the Alta Fund is to seek to seek long-term growth of capital with lower than market volatility.

Fees and Expenses of the Alta Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Alta Fund. Investors may also pay commissions or other fees to their financial intermediary that are not reflected below when they buy and hold shares of the Fund through such intermediary.

Shareholder Fees	Institutional
(fees paid directly from your investments)	Shares
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions
(as a percentage of the sale price)	None

Annual Fund Operating Expenses	Institutional
(expenses that you pay each year as a percentage of the value of your investment)	Shares
Management Fee	0.75%
Distribution and/or Service Fee (12b-1) Fees	None
Other Expenses	0.41%
Total Annual Operating Expenses	1.16%
Expense Reduction/Reimbursement(1)	(0.37%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.79%

(1)	Guardian Capital LP, the Alta Fund’s adviser (the “Adviser”), has contractually agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for the Alta Fund (excluding (i) interest; (ii) taxes; (iii) brokerage fees and commissions; (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; (v) dividend expense on short sales; (vi) distribution and/or 12b-1 fees, and (vii) indirect expenses such as acquired fund fees and expenses) do not exceed 0.79% of the average daily net assets of the Alta Fund through January 31, 2026 (the “Expense Limitation”). During any fiscal year that the Investment Advisory Agreement between the Adviser and Capitol Series Trust (the “Trust”) is in effect, the Adviser may recoup the sum of all fees previously waived or expenses reimbursed, less any reimbursement previously paid, provided that the Adviser is only permitted to recoup fees or expenses within 36 months from the date the fee waiver or expense reimbursement first occurred and provided further that such recoupment can be achieved within the Expense Limitation Agreement currently in effect and the Expense Limitation Agreement in place when the waiver/reimbursement occurred. This Expense Limitation Agreement may not be terminated by the Adviser prior to its expiration date, but the Board of Trustees (the “Board”) may terminate such agreement at any time. The Expense Limitation Agreement terminates automatically upon the termination of the Advisory Agreement with the Adviser.

Alta Quality Growth Fund

Alta Quality Growth Fund	Summary Prospectus July 1, 2024

Example

This Example is intended to help you compare the cost of investing in the Alta Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and the expense reduction/reimbursement remains in place during the contractual period only (through January 31, 2026). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$81	$332	$603	$1,376

Portfolio Turnover

The Alta Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Alta Fund’s performance. The Alta Fund is typically expected to have a portfolio turnover rate of 25% or less. For the fiscal year ended September 30, 2023, the Alta Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

As a non-fundamental policy, under normal conditions, the Alta Fund’s Adviser invests at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) in equity securities of large-capitalization (“large-cap”) and mid-capitalization (“mid-cap”) companies. The Adviser considers large-cap companies to be companies whose market capitalizations are equal to or larger than the smallest company in the Russell 1000 Growth® Index. The Adviser considers mid-cap companies to be companies whose market capitalizations are equal to or larger than the smallest company in the Russell MidCap® Index and equal to or smaller than the largest company in the Russell MidCap® Index. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the Adviser. Under the Adviser’s market capitalization guidelines described above, based on market capitalization data as of March 31, 2024, the market capitalization of a large-cap company would be $44.3 billion or above, and the market cap of a mid-cap company would be between $4.6 billion and $44.3 billion. These dollar amounts will change due to market conditions. The size of the companies included in the Russell 1000® Growth Index and the Russell MidCap® Index will change as a result of market conditions and reconstitution of the Index.

The Adviser seeks to achieve the Alta Fund’s investment objective by building a portfolio focused primarily on growth stocks of U.S. companies that the Adviser believes will generate above-benchmark returns over a three- to five-year period. The Adviser utilizes a bottom-up, fundamental approach to identify a group of approximately 30-35 stocks which it believes will outperform the Russell 1000® Growth Index. The Adviser may invest up to 20% of the Alta Fund’s assets in securities of foreign companies, primarily indirectly through American Depositary Receipts (ADRs). ADRs are issued by U.S. banks (depositories) and represent ownership interests in securities of foreign companies that are deposited with those banks. The Alta Fund may invest in sponsored ADR arrangements wherein the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees or unsponsored ADR arrangements wherein the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. The Adviser seeks to invest in what the Adviser believes are quality companies with a demonstrated history of consistent growth, stability in earnings, pronounced profitability that they believe are selling at an attractive valuation relative to future growth expectations. Quality is measured by, among other factors, a company’s demonstrated ability to consistently grow earnings and free cash flow. Other characteristics of quality companies generally include high returns on capital; attractive profit margins; financial flexibility; and a leading industry position. The Adviser seeks to purchase stocks of companies capable of sustaining these competitive advantages well into the future. Research is primarily performed in-house by the Adviser and relies on proprietary screens and valuation models. A security may be sold as it reaches the Adviser’s fair valuation, its growth or quality attributes are undermined, or it underperforms beyond a set limit. Risk control is inherent to the investment management process. The Adviser believes a strict screening process, rigorous assessment of a company’s competitive advantages, and conservative valuation assumptions minimize risk at the individual stock level. Additional risk control measures at the portfolio level include placing thresholds on individual stock and sector weights.

Alta Quality Growth Fund

Alta Quality Growth Fund	Summary Prospectus July 1, 2024

Principal Investment Risks

All investments involve risks, and the Alta Fund cannot guarantee that it will achieve its investment objective. An investment in the Alta Fund is not insured or guaranteed by any government agency. The Alta Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.

Market Risk. Movements in the stock market may adversely affect the securities held by the Alta Fund on a daily basis, and as a result, such movements may negatively affect the Fund’s net asset value (“NAV”) and investment return. Prices for securities in which the Alta Fund invests may move up or down, sometimes rapidly and unpredictably, as a result of market influences. The Alta Fund’s investments may decline in value due to factors affecting securities markets generally, or particular industries or sectors represented in those markets. The Fund’s investments are subject to the following market-related risks, among others: inflation risk, geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Market Risk” in the section titled “Additional Information Regarding Principal Investment Risks” in this prospectus.

Management Risk. The performance of the Alta Fund depends on the Adviser’s success in selecting investments on behalf of the Fund. The Adviser’s judgments about the attractiveness, value, the potential income to be generated by individual securities and the potential appreciation of a particular asset class or individual security in which the Alta Fund invests may fail to produce the intended result. The securities selected by the Adviser may underperform other assets or the overall market.

Growth Investing Risk. To the extent that the Alta Fund invests in growth-oriented securities, the Adviser’s perception of the underlying companies’ growth potentials may be wrong, or the securities purchased may not perform as expected.

Large Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors, potentially resulting in lower market prices for their common stock.

Mid-Cap Company Risk. Investments in securities of mid-cap companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Sector Risk. The Adviser may allocate more of the Alta Fund’s investments to a particular sector or sectors in the market. The allocation of a significant portion of total assets to one or more sectors may make the Alta Fund’s investment portfolio more susceptible to the financial, economic, business, and political developments that affect those sectors. For additional information about this risk, please see “Sector Risk” and “Information Technology Sector Risk” in the section titled “Additional Information Regarding Principal Investment Risks of the Funds” in this prospectus.

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment, among other things. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Equity Security Risk. The value of equity securities is influenced by a number of factors which may relate directly to the issuer of the equity securities or broader economic or market events including changes in interest rates. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company issuing the equity securities in a liquidation or bankruptcy.

Investment Company Risk. The Investment Company Act of 1940, as amended (the “1940 Act”) and the Internal Revenue Code (“IRC”) impose numerous constraints on the operations of registered investment companies, like the Fund. These restrictions may prohibit the Alta Fund from making certain investments thus potentially limiting its profitability. Moreover, failure to satisfy certain requirements required under the IRC may prevent the Alta Fund from qualifying as regulated investment company thus requiring the Fund to pay unexpected taxes and penalties, which could be material.

Issuer Risk. The Alta Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Alta Quality Growth Fund

Alta Quality Growth Fund	Summary Prospectus July 1, 2024

ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in securities of foreign issuers (see, “Foreign Security Risk” below). These risks may adversely affect the value of the Alta Fund’s investments in ADRs. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

Regulatory Risk. Changes in government regulations may adversely affect the operations and value of the Alta Fund or the companies in which it invests. Industries and markets that are not adequately regulated may be susceptible to the initiation of inappropriate practices that adversely affect the Alta Fund or the companies in which it invests.

Currency Risk. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs. Currency rates may fluctuate significantly over short periods of time for a number of reasons. As a result, investments in foreign currency-denominated securities may reduce the returns of the Fund.

Foreign Securities Risk. Foreign investments, including ADRs, are subject to sovereign risk and may be adversely affected by changes in currency exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable.

Foreign Custody Risk. The Alta Fund may hold foreign securities and cash with foreign banks, agents and securities depositories. Such foreign banks or securities depositories may be subject to limited regulatory oversight. The laws of certain countries also may limit the Alta Fund’s ability to recover its assets if a foreign bank or depository enters into bankruptcy.

Performance

The performance information below provides some indication of the risks of investing in the Alta Fund. The bar chart shows changes in the performance of the Institutional Shares from year to year. The table shows the average annual returns of the Institutional Shares for the periods of 1 Year, 5 Years, and Since Inception compared to a broad-based market index.

Visit www.guardiancapitalfunds.com or call 1-800-957-0681 for current performance information.

Past performance, before and after taxes, is not necessarily predictive of future performance.

Alta Quality Growth Fund
Calendar Year Total Returns – Institutional Shares

Highest and Lowest Quarter Returns
(for periods shown in the bar chart)

Highest	4/1/2020 – 6/30/2020	22.91%
Lowest	1/1/2020 – 3/31/2020	(22.95)%

Alta Quality Growth Fund

Alta Quality Growth Fund	Summary Prospectus July 1, 2024

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2023)

			Since Inception
	1 Year	5 Years	(12/19/18)
Alta Quality Growth Fund
Institutional Shares - Before Taxes	30.71%	12.27%	12.48%
Institutional Shares - After Taxes on Distributions(1)	30.67%	11.61%	11.82%
Institutional Shares - After Tax on Distributions and Sale of Fund Shares(1)	18.20%	9.66%	9.83%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(2)	26.29%	15.69%	15.59%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)(3)	42.68%	19.50%	19.44%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are for Institutional Shares only. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. After-tax returns for other share classes will vary.

(2)	The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The S&P 500® Index measures the performance of large-cap U.S. equity securities. The index includes 500 leading companies and comprises approximately 80% of available market capitalization. Individuals cannot invest directly in the index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(3)	The Russell 1000® Growth Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Portfolio Management

Adviser and Subadviser

Guardian Capital LP (the “Adviser” or “Guardian Capital”) is the Alta Fund’s investment adviser. The Adviser provides investment oversight of the subadviser, research support, and compliance services (including compliance oversight of the subadviser). The Adviser also provides marketing, operational and distribution support for the Fund.

Alta Capital Management, LLC (the “Subadviser” or “Alta Capital”) is the Alta Fund’s investment subadviser. Alta Capital is a wholly-owned U.S. domiciled subsidiary of Guardian Capital LP. Alta Capital is primarily responsible for the day-to-day portfolio management of the Alta Fund. Alta Capital also provides compliance services on behalf of the Alta Fund.

Portfolio Managers

Ms. Melanie Peche, Mr. Michael O. Tempest, and Mr. Casey Nelsen serve as the Alta Fund’s Portfolio Managers and are responsible for the day-to-day management of the Fund. Ms. Peche has served as a Portfolio Manager of the Alta Fund since its inception in December 2018 and Co-Portfolio Manager of the Adviser since 2004. Mr. Tempest has served as a Portfolio Manager of the Alta Fund since its inception in December 2018 and Co-Chief Investment Officer of the Adviser since 1995. Mr. Nelsen has served as a Portfolio Manager of the Alta Fund since January 2021 and is Co-Chief Investment Officer of the Adviser.

Alta Quality Growth Fund

Alta Quality Growth Fund	Summary Prospectus July 1, 2024

Purchases, Sales and Exchanges of Fund Shares

Minimum Initial Investment	To Place Buy or Sell Orders
Institutional Shares - $2,500 for all account types	By Mail:	Alta Quality Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Minimum Subsequent Investment	By Phone:	1-800-957-0681
Institutional Shares - $100 for all account types

Minimums may be modified or waived for certain financial intermediaries that aggregate trades on behalf of investors.

You may also purchase and redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Alta Fund has distributions that are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan or are a tax-exempt investor. You should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

Payments to Brokers-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (each a “Financial Intermediary”), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

Alta Quality Growth Fund